UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

April 4, 2012

____________________________

Derycz Scientific, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

0-53501 (Commission File Number)		11-3797644 (IRS Employer Identification No.)
1524 Cloverfield Blvd., Suite E Santa Monica, CA 90404 (Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2012, the Registrant entered into an Office Lease dated March 16, 2012 with 5435 Balboa, LLC, pursuant to which the Registrant will rent 3,213 rentable square feet, identified as Suite 202, of the office building located at 5435 Balboa Boulevard, Encino, California, for a term of 37 months commencing May 1, 2012. Base rent is abated for the first month of the term. Subject to the adjustment provisions of the Office Lease, the Registrant will pay base rent of $1.50 per rentable square foot per month for months 2 through 13 of the term, $1.55 for months 14 through 25 of the term and $1.59 for the final 12 months of the term.

The Office Lease is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit

Number	Description

10.1	Office Lease dated March 16, 2012, between Derycz Scientific, Inc. and 5435 Balboa, LLC.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERYCZ SCIENTIFIC, INC.

Date: April 6, 2012	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

3